UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021 (October 18, 2021)

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive

Plano, TX 75024

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ms. Elaine Castellanos, Senior Vice President, Chief Accounting Officer, has informed us of her intention to retire and submitted her resignation on October 18, 2021, effective as of November 12, 2021. Ms. Castellanos will provide consulting services to us for up to one year at an hourly rate.

Mr. Bhaskar Anand, currently Vice President, Accounting of the Company, has been appointed as Vice President, Chief Accounting Officer of the Company effective as of November 13, 2021. Mr. Anand will report to the Company’s Chief Operating Officer and Chief Financial Officer, Manmeet S. Soni.  In his new position, Mr. Anand will oversee the Company’s financial accounting and reporting.

Mr. Anand, age 44, has served as the Company’s Vice President, Accounting since July 2021.  Prior to that time, Mr. Anand served at JUUL Labs as Corporate Controller from September 2020 to May 2021, having responsibility for global accounting and taxation functions, and as Global Revenue Controller and Head of Technical Accounting from August 2018 to August 2020, having responsibility for global revenue operations and technical accounting functions. Prior to that time, Mr. Anand served at Oracle Corporation as Director of Technical Accounting and SEC Reporting from August 2016 to July 2018, having responsibility for technical accounting, SEC reporting, and finance lead for Merger & Acquisitions. Prior to serving at Oracle, Mr. Anand was Senior Manager, Assurance, at PricewaterhouseCoopers, having responsibility for providing assurance services to various public and privately held multinationals across various industries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: October 22, 2021	By:	/s/ Michael D. Wortley
Michael D. Wortley
Chief Legal Officer and Executive Vice President

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